Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT
AND THIRD INCREMENTAL JOINDER

This FIFTH AMENDMENT TO CREDIT AGREEMENT AND THIRD INCREMENTAL JOINDER, dated as of October 14, 2016 (this “Fifth Amendment”), by and among Multi Packaging Solutions Limited (f/k/a Chesapeake/MPS Merger Limited), a limited liability company incorporated under the laws of England and Wales (the “U.K. Borrower”), MPS/CSK Holdings, Inc. (f/k/a Chesapeake US Holdings Inc.), a corporation organized under the laws of Delaware (“MPS/CSK Holdings”), Multi Packaging Solutions, Inc., a corporation organized under the laws of Delaware (“MPS”), each other Loan Party party hereto, Barclays Bank PLC (“Barclays”), as sole lead arranger and sole bookrunner for the Repricing Transactions (as defined below) (in such capacity, the “Repricing Arranger”), Barclays, Citigroup Global Markets, Inc., Credit Suisse AG, London Branch and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners for the Incremental Facilities (as defined below) (in such capacities, the “Incremental Arrangers”, and together with the Repricing Arranger, collectively, the “Arrangers”), Barclays, as the initial Lender agreeing to provide the Additional Euro Tranche C Term Loans (including the Assigned Euro Tranche C Term Loans) and the Additional Sterling Tranche C Term Loans (including the Assigned Sterling Tranche C Term Loans) (each as defined below) (in such capacities, the “Initial Repricing Additional Term Lender”), Barclays, as the initial lender agreeing to provide the Dollar Tranche D Term Loans (as defined below) (in such capacity, the “Initial Incremental Term Lender”), and Barclays, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement (as defined below).

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.  In addition, (i) the term “Repricing Term Loan Borrowers” shall mean, collectively, the U.K. Borrower and MPS/CSK Holdings in their capacities as borrowers on a joint and several basis under each of the Sterling Tranche C Term Facility and the Euro Tranche C Term Facility (each as defined below), (ii) the term “Incremental Term Loan Borrowers” shall mean, collectively, the U.K. Borrower and MPS, in their capacities as borrowers on a joint and several basis under the Dollar Tranche D Term Facility (as defined below), (iii) the term “Incremental Revolving Borrower” shall mean MPS in its capacity as the borrower under the Incremental Revolving Facility, (iv) the term “Specified Borrowers” shall mean, collectively, the Repricing Term Loan Borrowers, the Incremental Term Loan Borrowers and the Incremental Revolving Borrower and (v) the term “Specified Loan Parties” shall mean, collectively, the Specified Borrowers and the U.S. Loan Parties.

RECITALS:

WHEREAS, the Specified Borrowers are party to that certain Restated Credit Agreement, dated as of February 14, 2014 (as amended or otherwise modified by that certain Incremental Joinder Agreement and Amendment, dated as of April 4, 2014, that certain Third Amendment to Credit Agreement, dated as of May 9, 2014, that certain Second Incremental Joinder Agreement and Amendment, dated as of November 21, 2014, and that certain Fourth Amendment to Credit Agreement, dated as of December 16, 2014, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended or otherwise modified by this Fifth Amendment, the “Credit Agreement”), by and among the Specified Borrowers, MPS Mustang Corp. (f/k/a Mustang Parent Corp.), a corporation organized under the laws of Delaware (“MPS Mustang”, and together with the Specified Borrowers, collectively, the “Borrowers”), Multi Packaging Solutions Global Holdings Limited (f/k/a Chesapeake Finance 2 Limited), a limited liability company incorporated under the laws of England and Wales (“Holdings”), each Lender from time to time party thereto, Barclays, as the Administrative Agent and the Collateral Agent, and the other parties thereto;

WHEREAS, pursuant to Section 2.20 of the Existing Credit Agreement, the Repricing Term Loan Borrowers have requested that the Existing Credit Agreement be amended as provided herein to provide for the addition of (i) a new tranche of term loans denominated in Pounds Sterling (the “Sterling Tranche C Term Loans”) thereunder, which Sterling Tranche C Term Loans shall refinance all of the Sterling Tranche B Term Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Fifth Amendment (collectively, the “Existing Sterling Tranche B Term Loans”), and which Sterling Tranche C Term Loans, except as modified hereby, shall have the same terms as the Existing Sterling Tranche B Term Loans under the Existing Credit Agreement and (ii) a new tranche of term loans denominated in Euros (the “Euro Tranche C Term Loans”) thereunder, which Euro Tranche C Term Loans shall refinance all of the Euro Tranche B Term Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Fifth Amendment (collectively, the “Existing Euro Tranche B Term Loans”, and together with the Existing Sterling Tranche B Term Loans, the “Existing Non-Dollar Tranche B Term Loans”), and which Euro Tranche C Term Loans, except as modified hereby, shall have the same terms as the Existing Euro Tranche B Term Loans under the Existing Credit Agreement (all of the transactions proposed to be taken in this paragraph, collectively, the “Repricing Transactions”);

WHEREAS, (i) each existing Lender holding Existing Sterling Tranche B Term Loans that executes and delivers an election to this Fifth Amendment (each, an “Electing Existing Sterling Tranche B Term Lender”) substantially in the form of Exhibit C-1 hereto (a “Sterling Tranche C Election”) and agrees to the “Cashless Settlement Option” as provided on such Sterling Tranche C Election shall be deemed, upon effectiveness of this Fifth Amendment, to have agreed to the terms of this Fifth Amendment and to have exchanged 100% of the aggregate outstanding principal amount of its Existing Sterling Tranche B Term Loans (or such lesser principal amount of Existing Sterling Tranche B Term Loans allocated to it for such exchange by the Repricing Arranger) (such amount, the “Specified Existing Sterling Tranche B Term Loan Amount”) for Sterling Tranche C Term Loans, and such Lender shall thereafter become a “Sterling Tranche C Term Lender” and (ii) each existing Lender holding Existing Sterling Tranche B Term Loans that executes and delivers a Sterling Tranche C Election (each, a “Sterling Tranche C Term Loan Assignee” and together with the Electing Existing Sterling Tranche B Term Lenders, each an “Existing Sterling Tranche B Term Lender”) and agrees to the “Post-Closing Settlement Option” as provided on such Sterling Tranche C Election shall be deemed, upon effectiveness of this Fifth Amendment, to have agreed to the terms of this Fifth Amendment and to have agreed to purchase from the Initial Repricing Additional Term Lender, on or immediately after the Fifth Amendment Effective Date (as defined below) pursuant to an Assignment and Assumption, Sterling Tranche C Term Loans (the “Assigned Sterling Tranche C Term Loans”) in an aggregate principal amount equal to its Specified Existing Sterling Tranche B Term Loan Amount, and such Lender shall thereafter become a “Sterling Tranche C Term Lender”;

WHEREAS, (i) each existing Lender holding Existing Euro Tranche B Term Loans that executes and delivers an election to this Fifth Amendment (each, an “Electing Existing Euro Tranche B Term Lender”, and together with the Electing Existing Sterling Tranche B Term Lenders, the “Electing Existing Non-Dollar Tranche B Term Lenders”) substantially in the form of Exhibit C-2 hereto (a “Euro Tranche C Election”, and together with the Sterling Tranche C Election, each a “Non-Dollar Tranche C Election”) and agrees to the “Cashless Settlement Option” as provided on such Euro Tranche C Election shall be deemed, upon effectiveness of this Fifth Amendment, to have agreed to the terms of this Fifth Amendment and to have exchanged 100% of the aggregate outstanding principal amount of its Existing Euro Tranche B Term Loans (or such lesser principal amount of Existing Euro Tranche B Term Loans allocated to it for such exchange by the Repricing Arranger) (such amount, the “Specified Existing Euro Tranche B Term Loan Amount”) for Euro Tranche C Term Loans, and such Lender shall thereafter become a “Euro Tranche C Term Lender” and (ii) each existing Lender holding Existing Euro Tranche B Term Loans that executes and delivers a Euro Tranche C Election (each, a “Euro Tranche C Term Loan

Assignee” and together with the Electing Existing Euro Tranche B Term Lenders, each an “Existing Euro Tranche B Term Lender”) and agrees to the “Post-Closing Settlement Option” as provided on such Euro Tranche C Election shall be deemed, upon effectiveness of this Fifth Amendment, to have agreed to the terms of this Fifth Amendment and to have agreed to purchase from the Initial Repricing Additional Term Lender, on or immediately after the Fifth Amendment Effective Date pursuant to an Assignment and Assumption, Euro Tranche C Term Loans (the “Assigned Euro Tranche C Term Loans”) in an aggregate principal amount equal to its Specified Existing Euro Tranche B Term Loan Amount, and such Lender shall thereafter become a “Euro Tranche C Term Lender”;

WHEREAS, each Person that executes and delivers a counterpart to this Fifth Amendment as (i) an Additional Sterling Tranche C Term Lender (as defined below) will make Sterling Tranche C Term Loans to the Repricing Term Loan Borrowers in the amount set forth on Part A of Schedule 1 hereto, the proceeds of which will be used by the Repricing Term Loan Borrowers to repay in full the aggregate outstanding principal amounts of Non-Exchanged Existing Sterling Tranche B Term Loans (as defined below) and (ii) an Additional Euro Tranche C Term Lender (as defined below) will make Euro Tranche C Term Loans to the Repricing Term Loan Borrowers in the amount set forth on Part B of Schedule 1 hereto, the proceeds of which will be used by the Repricing Term Loan Borrowers to repay in full the aggregate outstanding principal amounts of Non-Exchanged Existing Euro Tranche B Term Loans (as defined below);

WHEREAS, pursuant to Section 2.14 of the Existing Credit Agreement, the Incremental Term Loan Borrowers have requested a New Term Facility in an aggregate principal amount of $220,000,000 (the “Dollar Tranche D Term Facility”, and the commitments thereunder, the “Dollar Tranche D Term Commitments”) to be funded on the Fifth Amendment Effective Date as New Term Loans (the “Dollar Tranche D Term Loans”) by, among other things, entering into this Fifth Amendment pursuant to the terms and conditions of the Credit Agreement with the Initial Incremental Term Lender agreeing to provide such Dollar Tranche D Term Loans (together with any permitted assignees thereof, collectively, the “Incremental Term Lenders”), with the proceeds of such Dollar Tranche D Term Loans to be used on the Fifth Amendment Effective Date (together with cash on hand of the U.K. Borrower and its Subsidiaries) to irrevocably deposit with the Trustee under the Senior Notes cash in U.S. Dollars in an amount sufficient to pay and discharge the entire indebtedness on the Senior Notes, including principal, premium and accrued interest to the redemption date and to pay all fees, premiums, expenses and other transaction costs incurred in connection therewith and in connection with this Fifth Amendment (all of the transactions proposed to be taken in this paragraph, collectively, the “Incremental Term Loan Transactions”);

WHEREAS, the Initial Incremental Term Lender has indicated its willingness to lend such Dollar Tranche D Term Loans on the terms and subject to the conditions herein;

WHEREAS, pursuant to Section 2.14 of the Existing Credit Agreement, the Incremental Revolving Borrower has requested an incremental revolving credit facility (the “Incremental Revolving Facility” and, together with the Dollar Tranche D Term Facility, the “Incremental Facilities”) to be effected through an increase in the Dollar Revolving Credit Commitments (such additional Dollar Revolving Credit Commitments, the “Incremental Revolving Commitments”, and the loans thereunder the “Incremental Revolving Loans”) by an aggregate amount of $20,000,000, which Incremental Revolving Commitments shall be available from time to time on and after the Fifth Amendment Effective Date by, among other things, entering into this Fifth Amendment pursuant to the terms and conditions of the Credit Agreement with the Lenders agreeing to provide such Incremental Revolving Commitments (together with any permitted assignees thereof, collectively, the “Incremental Revolving Lenders”; and together with the Incremental Term Lenders, Sterling Tranche C Term Lenders and Euro Tranche C Term Lenders, collectively, the “Specified Lenders”) (all of the transactions proposed to be taken in this paragraph, collectively, the “Incremental Revolving Facility Transactions”; and together with the Incremental Term Loan Transactions and Repricing Transactions, the “Transactions”); and

WHEREAS, each Lender party hereto and the Administrative Agent (in its own capacity and at the direction and on behalf of each Electing Existing Non-Dollar Tranche B Term Lender, as applicable) is willing, on the terms and subject to the conditions set forth below, to agree to the amendments and other modifications of the Existing Credit Agreement described herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

ARTICLE I - REPRICING

1.01 Sterling Tranche C Term Facility.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Sterling Tranche C Term Lender hereby agrees to make Sterling Tranche C Term Loans to the Repricing Term Loan Borrowers on the Fifth Amendment Effective Date in accordance with Section 2.01(j) of the Credit Agreement in an amount equal to the entire principal amount of the Sterling Tranche C Term Commitments (as defined below) outstanding as of the Fifth Amendment Effective Date (which commitments shall be reduced to zero upon the funding of the Sterling Tranche C Term Loans).  Except as set forth herein, each loan made pursuant to the Sterling Tranche C Term Facility shall be subject to all of the terms and provisions of the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment) pertaining thereto.  The Sterling Tranche C Term Loans shall constitute Obligations and shall have all rights, remedies, protections and collateral security accorded the other Obligations under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).  The Initial Repricing Additional Term Lender and each other Sterling Tranche C Term Lender shall constitute Lenders for all purposes under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).  Each Repricing Term Loan Borrower shall be jointly and severally liable for the Obligations under the Sterling Tranche C Term Facility as a primary obligor in respect thereof.

1.02 Euro Tranche C Term Facility.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Euro Tranche C Term Lender hereby agrees to make Euro Tranche C Term Loans to the Repricing Term Loan Borrowers on the Fifth Amendment Effective Date in accordance with Section 2.01(k) of the Credit Agreement in an amount equal to the entire principal amount of the Euro Tranche C Term Commitments (as defined below) outstanding as of the Fifth Amendment Effective Date (which commitments shall be reduced to zero upon the funding of the Euro Tranche C Term Loans).  Except as set forth herein, each loan made pursuant to the Euro Tranche C Term Facility shall be subject to all of the terms and provisions of the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment) pertaining thereto.  The Euro Tranche C Term Loans shall constitute Obligations and shall have all rights, remedies, protections and collateral security accorded the other Obligations under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).  The Initial Repricing Additional Term Lender and each other Euro Tranche C Term Lender shall constitute Lenders for all purposes under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).  Each Repricing Term Loan Borrower shall be jointly and severally liable for the Obligations under the Euro Tranche C Term Facility as a primary obligor in respect thereof.

1.03 Repricing Terms Generally. Pursuant to the applicable provisions of the Credit Agreement, the Sterling Tranche C Term Loans and Euro Tranche C Term Loans shall have the following terms:

(a) Amortization and Maturity Date. The Repricing Term Loan Borrowers shall repay to the Administrative Agent, for the ratable account of (i) the Sterling Tranche C Term Lenders holding Sterling Tranche C Term Loans and (ii) the Euro Tranche C Term Lenders holding Euro Tranche C Term Loans, the aggregate principal amount of all Sterling Tranche C Term Loans and Euro Tranche C Term Loans outstanding, in consecutive quarterly installments as follows (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06 of the Credit Agreement, or be increased as a result of any increase in the amount of the Sterling Tranche C Term Loans or Euro Tranche C Term Loans pursuant to Section 2.14 of the Credit Agreement (such increased amortization payments to be calculated in the same manner (and on the same basis) as the schedule set forth below for the Sterling Tranche C Term Loans and Euro Tranche C Term Loans outstanding as of the Fifth Amendment Effective Date (including the Additional Sterling Tranche C Term Loans and Additional Euro Tranche C Term Loans)):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date for the Sterling Tranche C Term Facility, beginning on December 31, 2016.

An amount equal to the Pounds Sterling denominated amount of quarterly installment payments in respect of the Existing Sterling Tranche B Term Loans outstanding under the Existing Credit Agreement immediately prior to the Fifth Amendment Effective Date.

Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date for the Euro Tranche C Term Facility, beginning on December 31, 2016.

An amount equal to the Euro denominated quarterly installment payments in respect of the Existing Euro Tranche B Term Loans outstanding under the Existing Credit Agreement immediately prior to the Fifth Amendment Effective Date.

To the extent not previously paid, all Sterling Tranche C Term Loans and Euro Tranche C Term Loans shall be due and payable on September 30, 2020, together with accrued and unpaid interest on the principal amount to but excluding the date of payment.

(b) Voluntary Prepayments. The Sterling Tranche C Term Loans and Euro Tranche C Term Loans may be optionally prepaid as set forth in Section 2.05(a) of the Credit Agreement. As set forth in Section 2.05(a) of the Credit Agreement, optional prepayments of the Sterling Tranche C Term Loans and Euro Tranche C Term Loans shall be allocated between the Sterling Tranche C Term Loans, Euro Tranche C Term Loans and the other Term Loan Tranches on a pro rata basis according to the respective outstanding principal amounts thereof in accordance with Section 2.05(a) of the Credit Agreement (subject to the exceptions set forth in the Credit Agreement).

(c) Mandatory Prepayments. The Sterling Tranche C Term Loans and Euro Tranche C Term Loans shall be subject to mandatory prepayments on the same basis as Term Loans as set forth in Section 2.05(b) of the Credit Agreement.  Such mandatory prepayments shall be allocated between the Sterling Tranche C Term Loans, Euro Tranche C Term Loans and the other Term Loan Tranches on a pro rata basis in accordance with Section 2.05(b)(vi) of the Credit Agreement (subject to the exceptions set forth in the Credit Agreement).  All prepayments required by Section 2.05(b) of the Credit Agreement that are applied to the repayment of the Sterling Tranche C Term Loans or Euro Tranche C Term Loans, as applicable, shall be applied to the remaining scheduled installments thereof in direct order of maturity.

(d) Except as set forth herein, the Sterling Tranche C Term Loans and Euro Tranche C Term Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents.  Each reference in the Credit Agreement and the other Loan Documents to (i) a “Sterling Term Loan” shall be deemed to include the Sterling Tranche C Term Loans, (ii) “Euro Term Loan” shall be deemed to include the Euro Tranche C Term Loans, (iii) “Commitment” and “Term Commitment” shall be deemed to include the Sterling Tranche C Term Commitments and Euro Tranche C Term Commitments, (iv) “Facility” shall be deemed to include the Sterling Tranche C Term Facility and Euro Tranche C Term Facility and (v) “Lender” and “Term Lender” shall be deemed to include the Initial Repricing Additional Term Lender, the Sterling Tranche C Term Lenders and the Euro Tranche C Term Lenders (in each case, other than, as the context requires, references expressly relating to a date earlier than the date hereof) and all other related terms will have correlative meanings mutatis mutandis.

ARTICLE II - DOLLAR TRANCHE D TERM FACILITY

2.01 Dollar Tranche D Term Facility.  Subject to the terms and conditions set forth herein and in the Credit Agreement, the Initial Incremental Term Lender hereby agrees to make Dollar Tranche D Term Loans to the Incremental Term Loan Borrowers (on a joint and several basis) on the Fifth Amendment Effective Date in an amount equal to the amount of the Dollar Tranche D Term Commitments set forth on Part C of Schedule 1 hereto (which commitments shall be reduced to zero upon the funding of the Dollar Tranche D Term Loans).  Except as set forth herein, each loan made pursuant to the Dollar Tranche D Term Facility shall be subject to all of the terms and provisions of the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment) pertaining thereto.  The Dollar Tranche D Term Loans shall constitute Obligations and shall have all rights, remedies, protections and collateral security accorded the other Obligations under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).  The Initial Incremental Term Lender and each other Incremental Term Lender shall constitute Lenders for all purposes under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).

2.02 Dollar Tranche D Term Facility Terms Generally. Pursuant to the applicable provisions of the Credit Agreement, the Dollar Tranche D Term Loans shall have the following terms:

(a) Amortization and Maturity Date. The Incremental Term Loan Borrowers shall repay to the Administrative Agent, for the ratable account of the Incremental Term Lenders holding Dollar Tranche D Term Loans, the aggregate principal amount of all Dollar Tranche D Term Loans outstanding, in consecutive quarterly installments as follows (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06 of the Credit Agreement, or be increased as a result of any increase in the amount of the Dollar Tranche D Term Loans pursuant to Section 2.14 of the Credit Agreement (such increased amortization payments to be calculated in the same manner (and on the same basis) as the schedule set forth below for the Dollar Tranche D Term Loans made as of the Fifth Amendment Effective Date)):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date for the Dollar Tranche D Term Facility, beginning on December 31, 2016.	0.25% of the aggregate principal amount of the aggregate initial principal amount of the Dollar Tranche D Term Loans.

To the extent not previously paid, all Dollar Tranche D Term Loans shall be due and payable on October 14, 2023, together with accrued and unpaid interest on the principal amount to but excluding the date of payment.

(b) Voluntary Prepayments. The Dollar Tranche D Term Loans may be optionally prepaid as set forth in Section 2.05(a) of the Credit Agreement. As set forth in Section 2.05(a) of the Credit Agreement, optional prepayments of the Dollar Tranche D Term Loans shall be allocated between the Dollar Tranche D Term Loans and the other Term Loan Tranches on a pro rata basis according to the respective outstanding principal amounts thereof in accordance with Section 2.05(a) of the Credit Agreement (subject to the exceptions set forth in the Credit Agreement).

(c) Mandatory Prepayments. The Dollar Tranche D Term Loans shall be subject to mandatory prepayments on the same basis as Term Loans as set forth in Section 2.05(b) of the Credit Agreement.  Such mandatory prepayments shall be allocated between the Dollar Tranche D Term Loans and the other Term Loan Tranches on a pro rata basis in accordance with Section 2.05(b)(vi) of the Credit Agreement (subject to the exceptions set forth in the Credit Agreement).  All prepayments required by Section 2.05(b) of the Credit Agreement that are applied to the repayment of the Dollar Tranche D Term Loans shall be applied to the remaining scheduled installments of principal thereof in direct order of maturity.

(d) Except as set forth herein, the Dollar Tranche D Term Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Incremental Term Lenders, of the Credit Agreement and the other Loan Documents.  Each reference in the Credit Agreement and the other Loan Documents to (i) a “Dollar Term Loan”, “Commitment” and “Term Commitment” shall be deemed to include the Dollar Tranche D Term Loans or Incremental Term Commitments, respectively, (ii) a “Term Facility”, “Term Loan Tranche” and “Facility” shall be deemed to include the Dollar Tranche D Term Facility and (iii) “Lender” and “Term Lender” shall be deemed to include the Incremental Term Lenders (in each case, other than, as the context requires, references expressly relating to a date earlier than the date hereof) and all other related terms will have correlative meanings mutatis mutandis.

ARTICLE III - INCREMENTAL REVOLVING FACILITY

3.01 Incremental Revolving Commitments.  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Incremental Revolving Lender (a) agrees that such Incremental Revolving Lender shall have an Incremental Revolving Commitment in an amount set forth opposite its name on Part D of Schedule 1 hereto (and, in the case of any Incremental Revolving Lender not already a party to, and a Dollar Revolving Credit Lender under, the Credit Agreement immediately prior to the Fifth Amendment Effective Date, shall become a party to, and a Dollar Revolving Credit Lender under, the Credit Agreement) and (b) severally agrees to make Dollar Revolving Credit Loans to the Incremental Revolving Borrower from time to time on and after the Fifth Amendment Effective Date pursuant to Section 2.01(c)(ii) of the Credit Agreement. Except as set forth herein, each Incremental Revolving Loan shall be subject to all of the terms and provisions of the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment) pertaining thereto.  The Incremental Revolving Loans shall constitute Dollar Revolving Credit Loans and Obligations and shall have all rights, remedies, protections and collateral security accorded the other Dollar Revolving Credit Loans and the other Obligations under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).  Each Incremental Revolving Lender shall constitute a Lender and a Dollar Revolving Credit Lender for all purposes under the Credit Agreement and the other Loan Documents (each as modified by this Fifth Amendment).

3.02 Incremental Revolving Facility Terms Generally.  Pursuant to the applicable provisions of the Credit Agreement, the Incremental Revolving Commitments and Incremental Revolving Loans shall have the following terms:

(a) The Incremental Revolving Commitments and Incremental Revolving Loans, as applicable, shall be identical to, and shall constitute a part of and be of the same Class as, the Dollar Revolving Credit Commitments and Dollar Revolving Credit Loans, as applicable, for all purposes of the Credit Agreement and the other Loan Documents (including, without limitation, for purposes of the definitions of the terms “Agreed Currency”, “Applicable Commitment Fee”, “Applicable Rate”, “Appropriate Lender”, “Dollar Revolving Credit Commitments”, “Dollar Revolving Credit Facility” “Dollar Revolving Credit Lender” “Dollar Revolving Credit Loan”, “Dollar Revolving Tranche”, “Letter of Credit Sublimit”, “Maturity Date”, “New York Agency Matters”, “Revolving Credit Commitment”, “Revolving Credit Exposure”, “Revolving Credit Facility”, “Revolving Credit Loan”, “Revolving Credit Note”, “Revolving Tranche”, “Threshold Amount” and Sections 2.01(c)(ii), 2.02(a)(ii), 2.02(a)(iii), 2.03, 2.09(a)(ii), 2.05, 2.06, 2.07(b), 2.07(c), 3.02, 3.07(c) and 3.07(d) of the Credit Agreement).

(b) Each party hereto acknowledges and agrees that, on and as of the Fifth Amendment Effective Date, the Pro Rata Share of the Lenders, Revolving Credit Lenders and Dollar Revolving Credit Lenders, respectively shall automatically be redetermined to give effect to the Incremental Revolving Commitments.  Without limiting the foregoing, on the Fifth Amendment Effective Date and without any further action on the part of any Person, each L/C Issuer under the Dollar Revolving Tranche shall be deemed to have granted to each Incremental Revolving Lender, and such Incremental Revolving Lender shall be deemed to have acquired from such L/C Issuer, a participation in each Letter of Credit issued by such L/C Issuer and outstanding on the Fifth Amendment Effective Date equal to the Pro Rata Share of such Incremental Revolving Lender (as so automatically redetermined on the Fifth Amendment Effective Date) thereof.

(c) The Administrative Agent and each L/C Issuer consents to each Incremental Revolving Lender providing its Incremental Revolving Commitment in accordance with the terms hereof and of the Credit Agreement.

(d) In the event any Dollar Revolving Credit Loans or L/C Advances under the Dollar Revolving Tranche are outstanding on the Fifth Amendment Effective Date immediately prior to the effectiveness of the Incremental Revolving Commitments, each of the Incremental Revolving Lenders and each other Dollar Revolving Credit Lender shall effect such assignments and purchases, if any, of such Dollar Revolving Credit Loans and L/C Advances as are contemplated by Section 2.14(e) of the Credit Agreement, as determined by the Administrative Agent.

(e) Except as set forth herein, the Incremental Revolving Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Incremental Revolving Lenders, of the Credit Agreement and the other Loan Documents.  Each reference in the Credit Agreement and the other Loan Documents to (i) a “Dollar Revolving Credit Loan”, “Revolving Credit Loan”, “Loan”, “Dollar Revolving Credit Commitment”, “Revolving Credit Commitment” or “Commitment” shall be deemed to include the Incremental Revolving Loans or Incremental Revolving Commitments, respectively, (ii) a “Revolving Credit Facility”, “Revolving Tranche” and “Facility” shall be deemed to include the Incremental Revolving Facility and (iii) “Lender”, “Dollar Revolving Credit Lender” and “Revolving Credit Lender” shall be deemed to include the Incremental Revolving Lenders (in each case, other than, as the context requires, references expressly relating to a date earlier than the date hereof) and all other related terms will have correlative meanings mutatis mutandis.

ARTICLE IV - AMENDMENTS
4.01 The following defined terms shall be inserted in Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

(i) “Additional Euro Tranche C Commitment” means, as to each Additional Euro Tranche C Term Lender, the commitment of such Additional Euro Tranche C Term Lender to make an Additional Euro Tranche C Term Loan on the Fifth Amendment Effective Date, in the amount set forth on the signature page of such Additional Euro Tranche C Term Lender to the Fifth Amendment.

(ii) “Additional Euro Tranche C Term Lender” means a Person that has executed a signature page to the Fifth Amendment as an “Additional Euro Tranche C Term Lender” and which shall constitute a “Lender” under this Agreement as of the Fifth Amendment Effective Date.

(iii) “Additional Euro Tranche C Term Loan” means a Loan that is made pursuant to Section 2.01(k)(ii) on the Fifth Amendment Effective Date.

(iv) “Additional Sterling Tranche C Commitment” means, as to each Additional Sterling Tranche C Term Lender, the commitment of such Additional Sterling Tranche C Term Lender to make an Additional Sterling Tranche C Term Loan on the Fifth Amendment Effective Date, in the amount set forth on the signature page of such Additional Sterling Tranche C Term Lender to the Fifth Amendment.

(v) “Additional Sterling Tranche C Term Lender” means a Person that has executed a signature page to the Fifth Amendment as an “Additional Sterling Tranche C Term Lender” and which shall constitute a “Lender” under this Agreement as of the Fifth Amendment Effective Date.

(vi) “Additional Sterling Tranche C Term Loan” means a Loan that is made pursuant to Section 2.01(j)(ii) on the Fifth Amendment Effective Date.
(vii) “Dollar Tranche D Term Commitments” has the meaning set forth in the Fifth Amendment.
(viii) “Dollar Tranche D Term Facility” has the meaning set forth in the Fifth Amendment, including any Specified Refinancing Debt related thereto.

(ix) “Dollar Tranche D Term Lenders” means the (a) Incremental Term Lenders (as defined in the Fifth Amendment) and (b) at any time after the Fifth Amendment Effective Date, any Lender that holds Dollar Tranche D Term Loans and/or Dollar Tranche D Term Commitments at such time.

(x) “Dollar Tranche D Term Loans” has the meaning set forth in the Fifth Amendment.
(xi) “Dollar Tranche D Term Note” has the meaning set forth in the Fifth Amendment.

(xii) “Electing Existing Euro Tranche B Term Lender” has the meaning set forth in the Fifth Amendment.
(xiii) “Electing Existing Sterling Tranche B Term Lender” has the meaning set forth in the Fifth Amendment.

(xiv) “Euro Tranche C Term Commitments” means (a) with respect to an Electing Existing Euro Tranche B Term Lender, the agreement of such Electing Existing Euro Tranche B Term Lender to exchange such Lender’s Specified Existing Euro Tranche B Term Loan Amount of its Existing Euro Tranche B Term Loans for an equal principal amount of Euro Tranche C Term Loans on the Fifth Amendment Effective Date; (b) with respect to an Additional Euro Tranche C Term Lender, the Additional Euro Tranche C Commitment of such Additional Euro Tranche C Term Lender and (c) any Term Commitment Increase with respect to the Euro Tranche C Term Commitments.  The initial aggregate principal amount of the Euro Tranche C Term Commitments is €131,960,803.52.

(xv) “Euro Tranche C Term Facility” means the Euro Tranche C Term Commitments, the Euro Tranche C Term Loans and any Specified Refinancing Debt thereof.

(xvi) “Euro Tranche C Term Lender” means (a) on or prior to the Fifth Amendment Effective Date, an Additional Euro Tranche C Term Lender or an Electing Existing Euro Tranche B Term Lender with a Euro Tranche C Term Loan that is deemed made pursuant to Section 2.01(k) and the Fifth Amendment and (b) any time after the Fifth Amendment Effective Date, any Lender that holds Euro Tranche C Term Loans at such time.

(xvii) “Euro Tranche C Term Loan Assignee” has the meaning set forth in the Fifth Amendment.
(xviii) “Euro Tranche C Term Loans” means an advance made by a Euro Tranche C Term Lender to the Repricing Term Loan Borrowers pursuant to Section 2.01(k) and the Fifth Amendment.

(xix) “Exchanged Existing Euro Tranche B Term Loans” means, as to any Electing Existing Euro Tranche B Term Lender, the Specified Existing Euro Tranche B Term Loan Amount of such Lender’s Existing Euro Tranche B Term Loans.

(xx) “Exchanged Existing Sterling Tranche B Term Loans” means, as to any Electing Existing Sterling Tranche B Term Lender, the Specified Existing Sterling Tranche B Term Loan Amount of such Lender’s Existing Sterling Tranche B Term Loans.

(xxi) “Existing Euro Tranche B Term Loans” has the meaning set forth in the Fifth Amendment.
(xxii) “Existing Sterling Tranche B Term Loans” has the meaning set forth in the Fifth Amendment.

(xxiii) “Fifth Amendment” means that certain Fifth Amendment to Credit Agreement and Third Incremental Joinder, dated as of October 14, 2016, by and among the Specified Borrowers (as defined therein), each other Loan Party party thereto, the Sterling Tranche C Term Lenders, the Euro Tranche C Term Lenders, the Incremental Term Loan Lenders

and the Incremental Revolving Lenders (each as defined therein), the Administrative Agent and the Collateral Agent.
(xxiv) “Fifth Amendment Effective Date” means October 14, 2016.

(xxv) “Non-Dollar Term Loan Repricing Event” shall mean (A) any prepayment or repayment of the Sterling Tranche C Term Loans or the Euro Tranche C Term Loans, in whole or in part, with the proceeds of, or conversion of any portion of such Sterling Tranche C Term Loans or Euro Tranche C Term Loans into, any new or replacement tranche of term loans of like currency the primary purpose of which is to reduce the All-In Yield applicable to such portion of such Sterling Tranche C Term Loans or the Euro Tranche C Term Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (B) any amendment to the Facility with respect to such Sterling Tranche C Term Loans or the Euro Tranche C Term Loans the primary purpose of which is to reduce the All-In Yield applicable to such Sterling Tranche C Term Loans or the Euro Tranche C Term Loans, but in either such case, excluding any new or replacement loans incurred in connection with a change of control, transformative acquisition or extension of the Maturity Date of the Sterling Tranche C Term Loans or the Euro Tranche C Term Loans by at least two years.

(xxvi) “Non-Dollar Tranche C Election” has the meaning set forth in the Fifth Amendment.

(xxvii) “Non-Exchanged Existing Euro Tranche B Term Loans” means each Existing Euro Tranche B Term Loan (including each Existing Euro Tranche B Term Loan held by Euro Tranche C Term Loan Assignees), other than Exchanged Existing Euro Tranche B Term Loans.

(xxviii) “Non-Exchanged Existing Sterling Tranche B Term Loans” means each Existing Sterling Term Loan (including each Existing Sterling Tranche B Term Loan held by Sterling Tranche C Term Loan Assignees), other than Exchanged Existing Sterling Tranche B Term Loans.

(xxix) “Specified Existing Euro Tranche B Term Loan Amount” has the meaning set forth in the Fifth Amendment.
(xxx) “Specified Existing Sterling Tranche B Term Loan Amount” has the meaning set forth in the Fifth Amendment.

(xxxi) “Sterling Tranche C Term Commitments” means (a) with respect to an Electing Existing Sterling Tranche B Term Lender, the agreement of such Electing Existing Sterling Tranche B Term Lender to exchange such Lender’s Specified Existing Sterling Tranche B Term Loan Amount of its Existing Sterling Tranche B Term Loans for an equal principal amount of Sterling Tranche C Term Loans on the Fifth Amendment Effective Date; (b) with respect to an Additional Sterling Tranche C Term Lender, the Additional Sterling Tranche C Commitment of such Additional Sterling Tranche C Term Lender and (c) any Term Commitment Increase with respect to the Sterling Tranche C Term Commitments.  The initial aggregate principal amount of the Sterling Tranche C Term Commitments is £88,055,906.45.

(xxxii) “Sterling Tranche C Term Facility” means the Sterling Tranche C Term Commitments, the Sterling Tranche C Term Loans and any Specified Refinancing Debt thereof.

(xxxiii) “Sterling Tranche C Term Lender” means (a) on or prior to the Fifth Amendment Effective Date, an Additional Sterling Tranche C Term Lender or an Electing Existing Sterling Tranche B Term Lender with a Sterling Tranche C Term Loan that is deemed made pursuant to Section 2.01(j) and the Fifth Amendment and (b) any time after the Fifth Amendment Effective Date, any Lender that holds Sterling Tranche C Term Loans at such time.

(xxxiv) “Sterling Tranche C Term Loan Assignee” has the meaning set forth in the Fifth Amendment.
(xxxv) “Sterling Tranche C Term Loans” means the Loans made by a Sterling Tranche C Term Lender to the Repricing Term Loan Borrowers pursuant to Section 2.01(j) and the Fifth Amendment.
(f) The definition of “Adjusted Eurocurrency Rate” shall be amended by:
(i) amending and restating clause (a)(ii) thereof in its entirety to read as follows:

“(ii) solely with respect to the Initial Sterling Term Loans, the Sterling Tranche B Term Loans and the Sterling Tranche C Term Loans, 1.00% per annum,”; and

(ii) amending and restating clause (b)(ii) thereof in its entirety to read as follows:

“(ii) solely with respect to the Initial Euro Term Loans, the Euro Tranche B Term Loans and the Euro Tranche C Term Loans, 1.00% per annum,”

(iii) amending and restating clause (c)(ii) thereof in its entirety to read as follows:

“(ii) solely with respect to the Initial Dollar Tranche A Term Loans, the Initial Dollar Tranche B Term Loans, the Dollar Tranche C Term Loans and the Dollar Tranche D Term Loans, 1.00% per annum and”.

(g) The definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement shall be amended by:
(i) amending and restating clauses (a) and (b) thereof in their entirety to read as follows:

“(a)with respect to (i) the Initial Sterling Term Loans, 5.00% per annum, (ii) the Sterling Tranche B Term Loans, 4.50% per annum and (iii) the Sterling Tranche C Term Loans, 4.00% per annum;

(b)with respect to (i) the Initial Euro Term Loans, 4.50% per annum, (ii) the Euro Tranche B Term Loans, 3.75% per annum and (iii) the Euro Tranche C Term Loans, 3.25% per annum;”.

(ii) inserting a new clause (f) immediately following clause (e) thereof to read in its entirety as follows:

“(f)with respect to the Dollar Tranche D Term Loans, (i) 3.25% per annum for Eurocurrency Rate Loans and (ii) 2.25% per annum for Base Rate Loans;”

(iii) renumbering clauses (f) and (g) thereof as clauses (g) and (h), respectively (and renumbering accordingly each reference to such clauses in any Loan Documents).
(h) Clause (a) of the definition of “Appropriate Lender” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“(a) with respect to any of the Euro Term Facility, the Euro Tranche B Term Facility, the Euro Tranche C Term Facility, the Sterling Term Facility, the Sterling Tranche B Term Facility, the Sterling Tranche C Term Facility, the Dollar Tranche A Term Facility, the Dollar Tranche B Term Facility, the Dollar Tranche C Term Facility, the Dollar Tranche D Term Facility, or any Revolving Tranche, a Lender that has a Commitment with respect to such Facility or Tranche or holds a Euro Term Loan, a Euro Tranche B Term Loan, a Euro Tranche C Term Loan, a Sterling Term Loan, a Sterling Tranche B Term Loan, a Sterling Tranche C Term Loan, a Dollar Tranche A Term Loan, a Dollar Tranche B Term Loan, a Dollar Tranche C Term Loan, a Dollar Tranche D Term Loan or a Revolving Credit Loan under such Revolving Tranche, respectively, at such time,”.

(i) The last sentence of the definition of “Dollar Revolving Credit Commitments” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows

“The Dollar Revolving Credit Commitments shall be $70,000,000 on the Fifth Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(j) The definition of “Dollar Term Loan Repricing Event” in Section 1.01 of the Existing Credit Agreement shall be amended by replacing the words “(including the Initial Dollar Tranche A Term Loans, the Initial Dollar Tranche B Term Loans and the Dollar Tranche C Term Loans)” with the words “(including the Initial Dollar Tranche A Term Loans, the Initial Dollar Tranche B Term Loans, the Dollar Tranche C Term Loans and the Dollar Tranche D Term Loans)”.

(k) The definition of “Euro Term Commitment” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

““Euro Term Commitment” means (a) the Initial Euro Term Commitments, (b) the Euro Tranche B Term Commitments, (c) the Euro Tranche C Term Commitments and (d) any Term Commitment Increase with respect to the Euro Term Facility.”

(l) The definition of “Euro Term Facility” in Section 1.01 of the Existing Credit Agreement shall be amended by replacing the words “(including the Euro Tranche B Term Facility)” with the words “(including the Euro Tranche B Term Facility and the Euro Tranche C Term Facility)”.

(m) The definition of “London Agency Matters” in Section 1.01 of the Existing Credit Agreement shall be amended to add the words “, the Sterling Tranche C Term Facility, the Euro Tranche C Term Facility” immediately after the words “the Euro Tranche B Term Facility”.

(n) The definition of “New York Agency Matters” in Section 1.01 of the Existing Credit Agreement shall be amended to add the words “the Dollar Tranche D Term Facility,” immediately after the words “the Dollar Tranche C Term Facility,”.

(o) The definition of “Note” in Section 1.01 of the Existing Credit Agreement shall be amended to add the words “, a Dollar Tranche D Term Note” immediately following after the words “a Dollar Tranche C Term Note”.

(p) The definition of “Repricing Term Loan Borrowers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Repricing Term Loan Borrowers”  has the meaning set forth in the Fourth Amendment or the Fifth Amendment, as applicable.”

(q) The definition of “Sterling Term Commitment” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

““Sterling Term Commitment” means (a) the Initial Sterling Term Commitments, (b) the Sterling Tranche B Term Commitments, (c) the Sterling Tranche C Term Commitments and (d) any Term Commitment Increase with respect to the Sterling Term Facility.”

(r) The definition of “Sterling Term Facility” in Section 1.01 of the Existing Credit Agreement shall be amended by adding the words “and the Sterling Tranche C Term Facility” immediately after the words “including the Sterling Tranche B Term Facility”.

(s) The first sentence of the definition of “Term Commitment” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

““Term Commitment” means, as to each Term Lender, (i) the Initial Term Commitments, (ii) the Dollar Tranche C Term Commitments, (iii) the Dollar Tranche D Term Commitments, (iv) the Sterling Tranche B Term Commitments, (v) the Sterling Tranche C Term Commitments, (vi) the Euro Tranche B Term Commitments, (vii) the Euro Tranche C Term Commitments, (viii) a Term Commitment Increase, (ix) a New Term Commitment or (x) a Specified Refinancing Term Commitment.”

(t) The definition of “Term Facility” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

““Term Facility” means (a) the Sterling Term Facility, (b) the Sterling Tranche B Term Facility, (c) the Sterling Tranche C Term Facility, (d) the Euro Term Facility, (e) the Euro Tranche B Term Facility, (f) the Euro Tranche C Term Facility, (g) the Dollar Tranche A Term Facility, (h) the Dollar Tranche B Term Facility, (i) the Dollar Tranche C Term Facility, (j) the Dollar Tranche D Term Facility and (k) any other facility in respect of any Term Loan Tranche, as the context may require.”

(u) The definition of “Term Loan Tranche” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

““Term Loan Tranche” means the respective facility and commitments utilized in making Term Loans hereunder, including (i) the Sterling Term Facility, (ii) the Sterling Tranche B Term Facility, (iii) the Sterling Tranche C Term Facility, (iv) the Euro Term Facility, (v) the Euro Tranche B Term Facility, (vi) the Euro Tranche C Term Facility, (vii) the Dollar Tranche A Term Facility, (viii) the Dollar Tranche B Term Facility, (ix) the Dollar Tranche C Term Facility, (x) the Dollar Trance D Term Facility and (xi) Additional Tranches that may be added after the Fifth Amendment Effective Date, i.e., New Term Loans, Specified Refinancing Term Loans, New Term Commitments and Specified Refinancing Term Commitments.”

(v) Section 2.01(g) of the Existing Credit Agreement is hereby amended by replacing the words “clauses (h) and (i)” at the beginning thereof with the words “clauses (h), (i), (j) and (k)”.
(w) Section 2.01 of the Existing Credit Agreement is hereby amended by inserting new clauses (j) and (k) at the end thereof to read in their entirety as follows:

“(j)The Sterling Tranche C Term Borrowing.

(i)Subject to the terms and conditions set forth in the Fifth Amendment, (A) each Electing Existing Sterling Tranche B Term Lender severally agrees to exchange its Exchanged Existing Sterling Tranche B Term Loans for a principal amount of Sterling Tranche C Term Loans equal to its Specified Existing Sterling Tranche B Term Loan Amount on the Fifth Amendment Effective Date and (B) each Sterling Tranche C Term Loan Assignee agrees to purchase from the Initial Repricing Additional Term Lender (as defined in the Fifth Amendment), on or immediately after the Fifth Amendment Effective Date pursuant to an Assignment and Assumption, Sterling Tranche C Term Loans in an aggregate principal amount equal to its Specified Existing Sterling Tranche B Term Loan Amount.  Each Electing Existing Sterling Tranche B Term Lender and each Sterling Tranche C Term Loan Assignee that executes and delivers a Non-Dollar Tranche C Election hereby (x) agrees that its Sterling Tranche C Term Loans will be in a principal amount equal to its Specified Existing Sterling Tranche B Term Loan Amount, (y) authorizes the Administrative Agent to reflect such Specified Existing Sterling Tranche B Term Loan Amount as a Sterling Tranche C Term Loan on the Register and (z) agrees to each amendment, modification and acknowledgement effected by the Fifth Amendment.

(ii)Subject to the terms and conditions in the Fifth Amendment, each Additional Sterling Tranche C Term Lender severally agrees to make an Additional Sterling Tranche C Term Loan to the Repricing Term Loan Borrowers on the Fifth

Amendment Effective Date in the principal amount equal to its Additional Sterling Tranche C Commitment on the Fifth Amendment Effective Date and agrees to each amendment, modification and acknowledgement effected by the Fifth Amendment. The Repricing Term Loan Borrowers shall prepay the aggregate principal amount of the Non-Exchanged Existing Sterling Tranche B Term Loans with an equal amount of the aggregate gross proceeds of the Additional Sterling Tranche C Term Loans concurrently with the receipt thereof. All Additional Sterling Tranche C Term Loans will have the Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Non-Exchanged Existing Sterling Tranche B Term Loans to, but not including, the Fifth Amendment Effective Date shall be payable on the Fifth Amendment Effective Date and the Repricing Term Loan Borrowers will make any payments required under Section 3.06 with respect to the Non-Exchanged Existing Sterling Tranche B Term Loans (other than any Non-Exchanged Existing Sterling Tranche B Term Loans held by Sterling Tranche C Term Loan Assignees, for which no such payment shall be payable) in accordance therewith.

(iii)All Sterling Tranche C Term Loans made on the Fifth Amendment Effective Date by Lenders of Exchanged Existing Sterling Tranche B Term Loans will have the Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Exchanged Existing Sterling Tranche B Term Loans to, but not including, the Fifth Amendment Effective Date shall be payable on the Fifth Amendment Effective Date, but no amounts under Section 3.06 shall be payable in connection with such exchange.

(iv)The Sterling Tranche C Term Loans shall have the same terms as the Sterling Tranche B Term Loans as set forth in this Agreement and the other Loan Documents, in each case as amended or otherwise modified by the Fifth Amendment; it being understood that the Sterling Tranche C Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under this Agreement and the other Loan Documents and shall have the same rights and obligations under this Agreement and the other Loan Documents as the Sterling Tranche B Term Loans, in each case as explicitly modified by the Fifth Amendment. Each Repricing Term Loan Borrower shall be jointly and severally liable for the Obligations under the Sterling Tranche C Term Facility as a primary obligor in respect thereof.

(v)Amounts borrowed under this Section 2.01(j) and subsequently repaid or prepaid may not be reborrowed.  Sterling Tranche C Term Loans shall be Eurocurrency Rate Loans.

(k)The Euro Tranche C Term Borrowing.

(i)Subject to the terms and conditions set forth in the Fifth Amendment, (A) each Electing Existing Euro Tranche B Term Lender severally agrees to exchange its Exchanged Existing Euro Tranche B Term Loans for a principal amount of Euro Tranche C Term Loans equal to its Specified Existing Euro Tranche B Term Loan Amount on the Fifth Amendment Effective Date and (B) each Euro Tranche C Term Loan Assignee agrees to purchase from the Initial Repricing Additional Term Lender (as defined in the Fifth Amendment), on or immediately after the Fifth Amendment Effective Date pursuant to an Assignment and Assumption, Euro Tranche C Term Loans in an aggregate principal amount equal to its Specified Existing Euro Term Loan Amount.  Each Electing Existing Euro Tranche B Term Lender and each Sterling Tranche C Term Loan Assignee that executes and delivers a Non-Dollar Tranche C Election hereby (x) agrees that its Euro Tranche C Term Loans will be in a principal amount equal to its Specified Existing Euro Tranche B Term Loan Amount, (y) authorizes the Administrative Agent to reflect such Specified Existing Euro Term Loan Amount as a Euro Tranche C Term Loan on the Register and (z) agrees to each amendment, modification and acknowledgement effected by the Fifth Amendment.

(ii)Subject to the terms and conditions in the Fifth Amendment, each Additional Euro Tranche C Term Lender severally agrees to make an Additional Euro Tranche C Term Loan to the Repricing Term Loan Borrowers on the Fifth Amendment Effective Date in the principal amount equal to its Additional Euro Tranche C Commitment on the Fifth Amendment Effective Date and agrees to each amendment, modification and acknowledgement effected by the Fifth Amendment. The Repricing Term Loan Borrowers shall prepay the aggregate principal amount of the Non-Exchanged Existing Euro Tranche B Term Loans with an equal amount of the aggregate gross proceeds of the Additional Euro Tranche C Term Loans concurrently with the receipt thereof. All Additional Euro Tranche C Term Loans will have the Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Non-Exchanged Existing Euro Tranche B Term Loans to, but not including, the Fifth Amendment Effective Date shall be payable on the Fifth Amendment Effective Date and the Repricing Term Loan Borrowers will make any payments required under Section 3.06 with respect to the Non-Exchanged Existing Euro Tranche B Term Loans (other than any Non-Exchanged Existing Euro Tranche B Term Loans held by Euro Tranche C Term Loan Assignees, for which no such payment shall be payable) in accordance therewith.

(iii)All Euro Tranche C Term Loans made on the Fifth Amendment Effective Date by Lenders of Exchanged Existing Euro Tranche B Term Loans will have the Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Exchanged Existing Euro Tranche B Term Loans to, but not including, the Fifth Amendment Effective Date shall be payable on the Fifth Amendment Effective Date, but no amounts under Section 3.06 shall be payable in connection with such exchange.

(iv)The Euro Tranche C Term Loans shall have the same terms as the Euro Tranche B Term Loans as set forth in this Agreement and the other Loan Documents, in each case as amended or otherwise modified by the Fifth Amendment; it being understood that the Euro Tranche C Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under this Agreement and the other Loan Documents and shall have the same rights and obligations under this Agreement and the other Loan Documents as the Euro Tranche B Term Loans, in each case as explicitly modified by the Fifth Amendment. Each Repricing Term Loan Borrower shall be jointly and severally liable for the Obligations under the Euro Tranche C Term Facility as a primary obligor in respect thereof.

(v)Amounts borrowed under this Section 2.01(k) and subsequently repaid or prepaid may not be reborrowed.  Euro Tranche C Term Loans shall be Eurocurrency Rate Loans.”

(x) Section 2.05(a) of the Existing Credit Agreement is hereby amended by
(i) amending and restating clause (vi) thereof in its entirety as follows:

“(vi)If any applicable Borrower, in connection with, or resulting in, any Dollar Term Loan Repricing Event (A) makes a voluntary prepayment of any Dollar Term Loans (including the Initial Dollar Tranche A Term Loans, the Initial Dollar Tranche B Term Loans, the Dollar Tranche C Term Loans and the Dollar Tranche D Term Loans) pursuant to Section 2.05(a), (B) makes a repayment of such Dollar Term Loans pursuant to Section 2.05(b)(iii) or (C) effects any amendment with respect to such Dollar Term Loans, in each case, on or prior to the date that is six months following the Fifth Amendment Effective Date, the applicable Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Lenders (x) with respect to clauses (A) and (B), a prepayment premium in an amount equal to 1.00% of the principal amount of such Dollar Term Loans prepaid or repaid and (y) with respect to clause (C), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Dollar Term Loans held by the applicable Lenders consenting to such amendment.”; and

(ii) inserting a new clause (vii) at the end thereof to read in its entirety as follows:

“(vii)If any applicable Borrower, in connection with, or resulting in, any Non-Dollar Term Loan Repricing Event (A) makes a voluntary prepayment of any Sterling Tranche C Term Loans or Euro Tranche C Term Loans pursuant to Section 2.05(a), (B) makes a repayment of such Sterling Tranche C Term Loans or Euro Tranche C Term Loans pursuant to Section 2.05(b)(iii) or (C) effects any amendment with respect to such Sterling Tranche C Term Loans or Euro Tranche C Term Loans, in each case, on or prior to the date that is six months following the Fifth Amendment Effective Date, the applicable Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Lenders (x) with respect to clauses (A) and (B), a prepayment premium in an amount equal to 1.00% of the principal amount of such Sterling Tranche C Term Loans or Euro Tranche C Term Loans, as applicable, prepaid or repaid and (y) with respect to clause (C), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Sterling Tranche C Term Loans or Euro Tranche C Term Loans, as applicable, held by the applicable Lenders consenting to such amendment.”

(y) Section 2.14(g) of the Existing Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

“For the avoidance of doubt, the Dollar Revolving Credit Commitments in effect prior to the Fifth Amendment Effective Date (it being understood and agreed that such Dollar Revolving Credit Commitments shall not include the Incremental Revolving Commitments under and as defined in the Fifth Amendment) shall not constitute a Revolving Credit Commitment Increase and any Revolving Credit Loans made in respect of such Dollar Revolving Credit Commitments in effect prior to the Fifth Amendment Effective Date shall not constitute an Incremental Amount hereunder.”

(z) Section 3.01(b) of the Existing Credit Agreement is amended to replace the parenthetical reading “(other than a payment in respect of each of the Dollar Tranche A Term Loans, the Dollar Tranche B Term Loans and the Dollar Tranche C Term Loans)” with the following:

“(other than a payment in respect of each of the Dollar Tranche A Term Loans, the Dollar Tranche B Term Loans, the Dollar Tranche C Term Loans and the Dollar Tranche D Term Loans)”.

(aa) Section 5.07 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (a)(iii) thereof and replacing it with a “,” and (ii) inserting new clauses (a)(v), (a)(vi) and (a)(vii) immediately following clause (a)(iv) thereof to read in their entirety as follows:

“and (v) will only use the proceeds of the Dollar Tranche D Term Loans on the Fifth Amendment Effective Date (together with cash on hand of the U.K. Borrower and its Subsidiaries) to redeem or otherwise purchase the Senior Notes in full and to pay all fees, premiums, expenses and other transaction costs incurred in connection therewith and in connection with the other transactions contemplated by the Fifth Amendment, (vi) will only use the proceeds of the Sterling Tranche C Term Loans on the Fifth Amendment Effective Date to refinance and/or exchange the Sterling Tranche B Term Loans and (vii) will only use the proceeds of the Euro Tranche C Term Loans on the Fifth Amendment Effective Date to refinance and/or exchange the Euro Tranche B Term Loans;”.

(bb) Section 10.07(b)(iv) of the Existing Credit Agreement shall be amended by amending and restating clause (x) of the parenthetical thereof in its entirety as follows:

“(x) in the case of assignments by any of the Initial Lenders or any of their Affiliates and the Initial Dollar Tranche A Lenders, the Initial Dollar Tranche B Lenders. the Dollar Tranche C Term Lenders and the Dollar Tranche D Term Lenders or any of their respective Affiliates, only a single processing and recording fee shall be payable for assignments as a part of the primary syndication of the Initial Euro Term Loans, the Initial Sterling Term Loans, the Sterling Tranche B Term Loans, the Euro Tranche B Term Loans, the Euro Tranche C Term Loans, the Sterling Tranche C Term Loans, the Initial Dollar Tranche A Term Loans, the Initial Dollar Tranche B Term Loans and the Dollar Tranche C Term Loans, respectively, and”

ARTICLE V - Representations and Warranties; Covenants
5.01 Each Specified Loan Party hereby represents and warrants to the Administrative Agent and the Lenders (after giving effect to the Transactions) that:

(a) This Fifth Amendment has been duly executed and delivered by each Loan Party that is party hereto.  This Fifth Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, administration, administrative receivership, winding-up, insolvency, reorganization (by way of voluntary arrangement, schemes of arrangement or otherwise), receivership, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

(b) The execution, delivery and performance by each Loan Party party hereto of this Fifth Amendment, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action and do not (x) contravene the terms of any of such Person’s Organization Documents (y) violate any Law or (z) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment (other than any Indebtedness to be repaid on the Fifth Amendment Effective Date in connection with the Transactions) to be made under any Contractual Obligation to which such Person is a party, except to the extent that such violation, conflict, breach or contravention could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) By its execution of this Fifth Amendment, each Specified Borrower hereby covenants and agrees that the proceeds of the Sterling Tranche C Term Loans, Euro Tranche C Term Loans, Dollar Tranche D Term Loans and Incremental Revolving Loans, as applicable, shall be used by such Specified Borrower in accordance with Section 5.07 of the Credit Agreement.

ARTICLE VI - Conditions of Effectiveness

6.01 Conditions of Effectiveness of this Fifth Amendment.  The Commitments of each Specified Lender shall become effective on the date when the following conditions shall have been satisfied (or waived in the sole discretion of the Administrative Agent and the Arrangers on behalf of the Specified Lenders) (such date, the “Fifth Amendment Effective Date”):

(a) The Administrative Agent shall have received all of the following, each of which shall be originals or facsimiles or “pdf” files (followed promptly by originals) unless otherwise specified, each properly executed by each party thereto (and, in the case of each Loan Party party thereto, by a Responsible Officer of such Loan Party), each dated on or prior to the Fifth Amendment Effective Date, each in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers, and each accompanied by their respective required schedules and other attachments (and set forth thereon shall be all required information with respect to the Loan Parties, as applicable):

(i) executed counterparts of this Fifth Amendment from each Specified Loan Party, the Administrative Agent, the Collateral Agent, the Arrangers and the applicable Specified Lenders;
(ii) a Committed Loan Notice:

(A)in respect of the Sterling Tranche C Term Loans and the Euro Tranche C Term Loans executed and delivered by the Borrower Representative (on behalf of the Repricing Term Loan Borrowers); provided that notwithstanding anything to the contrary in the Credit Agreement, such Committed Loan Notice shall be delivered no later than one Business Day prior to the requested date of the Borrowing; and

(B)in respect of the funding of the Dollar Tranche D Term Loans, executed and delivered by the Borrower Representative (on behalf of the Incremental Term Loan Borrowers), provided at least (A) in the case of any Eurocurrency Rate Loan, three Business Days prior to the Fifth Amendment Effective Date (or such shorter period as the Administrative Agent shall agree in its sole discretion) or (B) in the case of any Base Rate Loan, one Business Day prior to the Incremental Effective Date (or such shorter period as the Administrative Agent shall agree in its sole discretion).

(iii) a Note:

(A)executed by the Repricing Term Loan Borrowers in favor of each Sterling Tranche C Term Lender or Euro Tranche C Term Lender, as applicable, requesting such Note reasonably in advance of the Fifth Amendment Effective Date;

(B)executed by the Incremental Term Borrowers in favor of each Incremental Term Lender, requesting such Note reasonably in advance of the Fifth Amendment Effective Date, evidencing the indebtedness of the Incremental Term Loan Borrowers, on a joint and several basis, to such Incremental Term Lender resulting from the funding of the Dollar Tranche D Term Loans under the Dollar Tranche D Term Facility (each, a “Dollar Tranche D Term Note”); and

(C)executed by the Incremental Revolving Borrower in favor of each Incremental Revolving Lender requesting such Note reasonably in advance of the Fifth Amendment Effective Date.

(iv) a Solvency certificate executed by the chief financial officer, chief accounting officer or other officer or director with equivalent duties of the U.K. Borrower (immediately after giving effect to the Transactions and the incurrence of the Sterling Tranche C Term Loans, Euro Tranche C Term Loans, Dollar Tranche D Term Loans, any Incremental Revolving Loans and the use of proceeds therefrom) substantially in the form attached hereto as Exhibit A.

(b) The Administrative Agent shall have received an incumbency certificate and such other documents and certifications (including Organization Documents and, if applicable, good standing certificates and/or commercial register excerpts) (or, if previously delivered to the Administrative Agent, a certification by each Specified Loan Party that such documents remain in full force and effect on the Fifth Amendment Effective Date and have not been rescinded, amended, supplemented or otherwise modified since the date of such delivery) as the Administrative Agent may reasonably require to evidence that each Specified Loan Party is duly organized and validly existing and is duly authorized to execute and deliver this Fifth Amendment and any other related Loan Documents to which it is a party and perform its obligations thereunder and, to the extent applicable, in good standing, except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(c) The Administrative Agent shall have received a copy of a resolution of the board of directors (or equivalent body) of each Specified Loan Party: (i) approving the terms of, and the transactions contemplated by, this Fifth Amendment and any other related Loan Documents to which it is a party and resolving that it execute, deliver and perform this Fifth Amendment and such Loan Documents to which it is a party; and (ii) (A) authorizing a specified person or persons to execute this Fifth Amendment and such Loan Documents to which it is a party on its behalf; and (B) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices (including, if relevant, any Committed Loan Notice or other relevant notice) to be signed and/or dispatched by it under or in connection with this Fifth Amendment and such Loan Documents to which it is a party.

(d) The Administrative Agent shall have received a copy of a resolution signed by all the holders of the issued shares in the U.K. Borrower approving the terms of, and the transactions contemplated by, this Fifth Amendment and any other related Loan Documents to which it is a party, solely to the extent required by applicable law.

(e) The Administrative Agent shall have received a certificate of the U.K. Borrower (signed by a director or equivalent officer or body of officers in any applicable jurisdiction) confirming that borrowing or guaranteeing, as appropriate, the Sterling Tranche C Term Loans, Euro Tranche C Term Loans, Dollar Tranche D Term Loans and Incremental Revolving Loans would not cause any borrowing, guarantee or similar limit binding on the U.K. Borrower to be exceeded.

(f) The Administrative Agent shall have received an opinion of (i) Ropes & Gray LLP, special New York counsel to the Loan Parties, (ii) Varnum LLP, special Michigan, Indiana and Illinois counsel to the Loan Parties and (iii) Weil, Gotshal & Manges, English counsel to the

Administrative Agent, in each case, addressed to each Secured Party, in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers.

(g) Each Specified Borrower shall have delivered a certificate of a Responsible Officer of such Repricing Term Loan Borrower (on behalf of itself and the other Loan Parties), dated as of the Fifth Amendment Effective Date, certifying that the items referred to in Sections 6.01(i) and 6.01(j) have been, or will be on the Fifth Amendment Effective Date, satisfied.

(h) All fees required to be paid on the Fifth Amendment Effective Date pursuant to this Fifth Amendment and other agreements relating to the arrangement of this Fifth Amendment and reasonable out-of-pocket expenses required to be paid on the Fifth Amendment Effective Date pursuant to this Fifth Amendment and such other agreements, to the extent invoiced at least three Business Days prior to the Fifth Amendment Effective Date (or such later date as the Borrower Representative may reasonably agree) shall have been paid (which amounts may be offset against the proceeds of the Additional Euro Tranche C Term Loans, the Additional Sterling Tranche C Term Loans and/or Dollar Tranche D Term Loans).

(i) The representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement and each other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of the Fifth Amendment Effective Date (after giving effect to the Transactions and the incurrence of any Sterling Tranche C Term Loans, Euro Tranche C Term Loans, Dollar Tranche D Term Loans and Incremental Revolving Loans and the use of proceeds therefrom), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 6.01(i), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement, respectively, prior to the Fifth Amendment Effective Date.

(j) As of the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing or would result after giving effect to the Transactions and the funding of the Sterling Tranche C Term Loans, the Euro Tranche C Term Loans, the Dollar Tranche D Term Loans and any Incremental Revolving Loans or the application of the proceeds therefrom.

(k) Each Specified Loan Party shall have provided at least three Business Days prior to the Fifth Amendment Effective Date the documentation and other information reasonably requested in writing at least ten days prior to the Fifth Amendment Effective Date by the Administrative Agent or any Lender as such Person reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.

For the avoidance of doubt, there are no other conditions to the funding of the Sterling Tranche C Term Loans, the Euro Tranche C Term Loans or the Dollar Tranche D Term Loans on the Fifth Amendment Effective Date except as set forth in this Section 6.

ARTICLE VII - Post-closing undertakings

7.01 Post-Closing Undertakings.    Within 90 days following the Fifth Amendment Effective Date (or such later date as may be agreed upon by the Administrative Agent in its reasonable discretion), the Specified Borrowers shall, and shall cause each other Loan Party:

(a) subject to the terms of the Guaranty and Security Principles, to deliver to the Administrative Agent executed counterparts of the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, from each Loan Party (other than the U.S. Loan Parties);

(b) to deliver to the Collateral Agent each Collateral Document and complete such undertakings as are set forth on Annex I attached hereto; and

(c) (x) execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent in its reasonable judgment may deem necessary in obtaining the full benefits of, or in perfecting and preserving the Liens (including validity or enforceability) of, such guaranties, Mortgages, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, Collateral Documents, the Credit Agreement and other security agreements (or any joinder thereto) or otherwise in connection with the entry into and performance of the transactions contemplated by this Fifth Amendment and the Credit Agreement, in each case, subject to the terms of the Credit Agreement and (y) deliver to the Collateral Agent Organization Documents, resolutions and a signed copy of one or more opinions, addressed to the Collateral Agent and the other Secured Parties, of counsel for the Loan Parties (or counsel for the Administrative Agent and/or Collateral Agent, as the case may be) reasonably acceptable to the Collateral Agent as to such matters as the Collateral Agent may reasonably request (limited, in the case of any opinions of local counsel to the Loan Parties relating to Mortgaged Properties in jurisdictions in which such Mortgaged Property is located, to opinions relating to Material Real Property (and any other Mortgaged Properties located in the same jurisdiction as any such Material Real Property)).

ARTICLE VIII - MISCELLANEOUS

8.01 Acknowledgment and Confirmation.  Certain provisions of the Existing Credit Agreement are being amended, restated, amended and restated, supplemented and/or modified pursuant to this Fifth Amendment, including, among other things, amendments providing for, in addition to the credit facilities provided under the Existing Credit Agreement, the Sterling Tranche C Term Loan Commitments, Euro Tranche C Term Loan Commitments, the Dollar Tranche D Term Loan Commitments and the Incremental Revolving Commitments.  Each of the Loan Parties party hereto hereby agrees, with respect to each Loan Document to which it is a party, after giving effect to this Fifth Amendment:

(a) all of its obligations, liabilities and indebtedness (including, without limitation, with respect to the Sterling Tranche C Term Facility, Euro Tranche C Term Facility, the Dollar Tranche D Term Facility and the Incremental Revolving Facility) under each such Loan Document, including guarantee obligations of such obligations, liabilities and indebtedness, shall remain in full force and effect on a continuous basis; and

(b) except with respect to the U.K. Borrower which shall provide such confirmation on a post-closing basis, all of the Liens and security interests created and arising under each such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness (including, without limitation, with respect to the Sterling Tranche C Term Facility, Euro Tranche C Term Facility, the Dollar Tranche D Term Facility and the Incremental Revolving Facility) under the Credit Agreement and under its guarantees in the Loan Documents, to the extent provided in such Loan Documents.

8.02 Costs and Expenses.  Each of the Loan Parties party hereto hereby reconfirms its obligations pursuant to Section 10.05 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment and all other documents and instruments delivered in connection herewith.

8.03 Remedies. This Fifth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

8.04 Entire Agreement.  This Fifth Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

8.05 Reference to and Effect on the Existing Credit Agreement and the Loan Documents.

(a) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Fifth Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fifth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Fifth Amendment.

(c) The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  The parties hereto acknowledge and agree that this Fifth Amendment and the other Loan Documents executed and delivered in connection herewith do not constitute a novation of any Obligations under the Credit Agreement or any other Loan Document.

8.06 Amendment, Modification and Waiver. This Fifth Amendment may not be amended, modified or waived except in accordance with Section 10.01 of the Credit Agreement.

8.07 Governing Law; Jurisdiction; Etc.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) AND (c) OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

8.08 Counterparts.  This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment.

8.09 Severability. Section 10.14 of the Credit Agreement is hereby incorporated by reference into this Fifth Amendment and shall apply hereto.

8.10 Electronic Execution.  The words “execution,” “signed,” “signature,” and words of like import in this Fifth Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8.11 Acknowledgment and Consent to Bail-in of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party to this Fifth Amendment acknowledges and agrees that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
(c) As used herein, the following terms have the following meanings:
(i) “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(ii) “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(iii) “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
(iv) “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(v) “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(vi) “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

(vii) “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Fifth Amendment as of the date first written above.

BARCLAYS BANK PLC,
as Initial Additional Repricing Lender, Initial Incremental Term Lender, Incremental Revolving Lender, L/C Issuer, Administrative Agent and Collateral Agent

By:      /s/ Craig Mallory
Name:  Craig Mallory
Title:   Director

CITIGROUP GLOBAL MARKETS INC.,
as an Arranger

By:      /s/ Christopher Wood
Name:  Christopher Wood
Title:    Managing Director

CREDIT SUISSE AG, LONDON BRANCH,
as an Arranger

By:       /s/ Greg Rye
Name:   Greg Rye
Title:     Director

By:      /s/ Robert Wartchow
Name:    Robert Wartchow
Title:    Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as an Arranger

By:/s/ Paul M. Liptak
Name:   Paul M. Liptak
Title:Director

[SIGNATURE PAGE TO FIFTH AMENDMENT]

bank of america, n.a.,
as an Incremental Revolving Lender

By:       /s/ Matt Powers
Name:   Matt Powers
Title:     Director

CITIBANK N.A.,
as an Incremental Revolving Lender

By:      /s/ Christopher Wood
Name:  Christopher Wood
Title:    Managing Director

CREDIT SUISSE AG, LONDON BRANCH,
as an Incremental Revolving Lender

By:      /s/ Greg Rye
Name:  Greg Rye
Title:   Director

By:  /s/ Robert Wartchow
Name:   Robert Wartchow
Title:     Director

[SIGNATURE PAGE TO FIFTH AMENDMENT]

MPS MUSTANG CORP.
MULTI PACKAGING SOLUTIONS, INC.
MPS HOLDCO, INC.
MPS LANSING, INC.
MPS GREENSBORO, LLC
MULTI PACKAGING SOLUTIONS SAN ANGELO, INC.
MPS ALLEGAN, INC.
MPS OF KENTUCKY, LLC
MPS HOLLAND, INC.
MPS PRINTERY, INC.
MPS INDIANAPOLIS, INC.
MPS FAIRVIEW, INC.
MPS SOUTH PLAINFIELD, LLC
MULTI PACKAGING SOLUTIONS DALLAS, INC.
MPS/IH, LLC
MPS/CSK HOLDINGS, INC.
MPS/CSK US, INC.
MPS FAIRFIELD, INC.
MPS HRL, LLC
MPS CHICAGO, INC.
MPS CHICAGO HOLDINGS, INC.

By:/s/ William Hogan
Name:  William Hogan
Title:  Vice President

MULTI PACKAGING SOLUTIONS LIMITED

By:/s/ Rick Smith
Name: Rick Smith
Title: Director

[SIGNATURE PAGE TO FIFTH AMENDMENT]

SCHEDULE 1

COMMITMENTS

PART A

Sterling Tranche C Term Loans

On file with the Administrative Agent.

PART B

Euro Tranche C Term Loans

On file with the Administrative Agent.

PART C

Dollar Tranche D Term Loans

On file with the Administrative Agent.

PART D

Incremental Revolving Commitments

Incremental Revolving Lender	Incremental Revolving Commitments
Barclays Bank PLC	$11,000,000
Bank of America, N.A.	$3,000,000
Citibank N.A.	$3,000,000
Credit Suisse AG, London Branch	$3,000,000
TOTAL	$20,000,000

Annex I

to Fifth Amendment

Post-Closing Undertakings

Without limiting the generality of Section 7.01 of the Fifth Amendment, Holdings and the Borrowers shall cause each Guarantor (other than Guarantors signatory to the Fifth Amendment) to provide the following documentation, in form and substance reasonably satisfactory to the Administrative Agent or Collateral Agent, as applicable, and subject to the terms of the Guaranty and Security Principles, customary practice in the applicable jurisdiction and local law requirements:

1. Organizational documents for each applicable Guarantor.

2. A copy of the resolutions of (I) the board of directors (or equivalent body) of each applicable Guarantor: (i) approving the terms of, and the transactions contemplated by, the Collateral Documents set forth on this Annex I to which the applicable Guarantor is a party and the Acknowledgement and Confirmation substantially in the form of Exhibit B to the Fifth Amendment (the “Post-Closing Collateral Documents”) and resolving that it execute, deliver and perform the Post-Closing Collateral Documents to which it is a party; and (ii) (A) authorizing a specified person or persons to execute the Post-Closing Collateral Documents to which it is a party on its behalf; and (B) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Post-Closing Collateral Documents to which it is a party and (II) a copy of the resolutions of the holders of the issued shares in each applicable Guarantor approving entry into and performance of the Post-Closing Collateral Documents to which the applicable Guarantor is a party.

3. A certificate of the applicable Guarantor (signed by a managing director with sole power of representation or a director, as applicable) (i) confirming that guaranteeing or securing, as appropriate, the Sterling Tranche C Term Loans, Euro Tranche C Term Loans, the Dollar Tranche D Term Loans and the Incremental Revolving Loans would not cause any borrowing, guarantee, security or similar limit binding on each applicable Guarantor to be exceeded; (ii) certifying that each copy document relating to it specified in this Annex I is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the certificate; and (iii) containing a specimen of the signature of each authorized signatory of the applicable Guarantor by the applicable resolutions referred to in paragraph 2 above in relation to the Post-Closing Collateral Documents and related documents.

4. For each Guarantor organized under the laws of England and Wales (the “English Guarantors”):

(a)A fifth English law debenture securing all assets (including shares) executed by the English Guarantors, as well as (i) notices to account banks of the English Guarantors, (ii) if required, notice to counterparties to the Combination Agreement, in each case in connection with such debenture and (iii) if required, notices in respect of any other relevant assets.

(b)Legal Opinion of Weil, Gotshal & Manges (addressed to each Secured Party and in form and substance reasonably satisfactory to the Administrative Agent).

5. For each Guarantor organized in Germany (the “German Guarantors”):

(a)Confirmation and amendment agreements which include, in each case, a junior ranking share pledge with respect to the existing share pledge agreements entered into by the applicable German Guarantors and the U.K. Borrower.

(b)Confirmation and amendment agreements which include, in each case, a junior account pledge with respect to the existing account pledge agreements pledging the banks accounts of the German Guarantors.

(c)Confirmation and amendment agreement with respect to the existing receivables assignment agreement(s) assigning the receivables of the German Guarantors.

(d)Perfection requirements relating to the German security documents 5(a) through 5(c) above (including notice of bank account pledge to relevant account banks for the German Guarantors).

(e)Legal Opinions (in each case being addressed to each Secured Party and being in form and substance reasonably satisfactory to the Administrative Agent) of (i) Weil, Gotshal & Manges (opinion in relation to enforceability) and (ii) Latham & Watkins LLP (opinion in relation to capacity).

6. For each Guarantor organized in the Netherlands (the “Dutch Guarantors”):
(a) Updated excerpts from the commercial register for each Dutch Guarantor.

(b)Confirmation agreement with regard to the existing Dutch security documents.

(c)Legal Opinions (in each case being addressed to each Secured Party and being in form and substance reasonably satisfactory to the Administrative Agent) of (i) Weil, Gotshal & Manges in relation to the confirmation agreement to be executed by Multi Packaging Solutions Limited, (ii) De Brauw Blackstone Westbroek N.V., and (iii) NautaDutilh N.V.

7. For each Guarantor organized in Northern Ireland (the “Northern Irish Guarantors”):

(a)A fifth all assets composite debenture (encompassing a charge over the shares of (i) William W. Cleland Holdings Limited in Multi Packaging Solutions Belfast Limited (f/k/a Chesapeake Belfast Limited) and (ii) Multi Packaging Solutions UK Limited (f/k/a Chesapeake Limited) in William W. Cleland Holdings Limited) executed by the Northern Irish Guarantors and Multi Packaging Solutions UK Limited (f/k/a Chesapeake Limited) and notices in respect of the insurance policies or any other relevant assets charged under the Northern Irish security document.

(b)Perfection requirements relating to the Northern Irish security document referred to in paragraph 7(a) above in respect of the Northern Irish Guarantors and Multi Packaging Solutions UK Limited (f/k/a Chesapeake Limited).

(c)Legal opinions (in each case addressed to each Secured Party and being in form and substance reasonably satisfactory to the Administrative Agent) of (i) Weil, Gotshal & Manges in relation to the Northern Irish security document referred to in paragraph 7(a) above with respect to shares in William W. Cleland Holdings Limited to be executed by Multi Packaging Solutions UK Limited (f/k/a Chesapeake Limited) (capacity opinion) and (ii) of Arthur Cox (capacity and enforceability opinion).

8. For each Guarantor organized in France (the “French Guarantors”):
(a) A copy of the extrait K-bis, certificat négatif en matière de procedure collective and état des inscriptions relating to each French Guarantor, not more than 15 days old.

(b)A copy of the Organisation Documents (statuts) of each French Guarantor if they have been modified since 14 February 2014.

(c)A copy of the resolutions of the relevant corporate bodies of each French Guarantor.

(d)Fourth ranking securities account pledge agreement (acte de nantissement de compte-titres) and related statement of pledge with respect to the shares in Chesapeake France SA executed by Chesapeake & Sons Limited, Chesapeake Limited and Field Packaging Limited.

(e)Fourth ranking securities account pledge agreement (acte de nantissement de compte-titres) and related statement of pledge with respect to the shares in Chesapeake Pharmaceuticals & Healthcare Packaging SAS executed by Chesapeake France SA.

(f)Fourth ranking securities account pledge agreement (acte de nantissement de compte-titres) and related statement of pledge with respect to the shares in Pharmapost SAS executed by Chesapeake Pharmaceuticals & Healthcare Packaging SAS.

(g)Fourth ranking bank account pledge agreement(s) executed by the French Guarantors.

(h)Perfection requirements relating to the French security documents referred to in Sections 8(d) through 8(g) above including (i) for each bank account pledge, notice to each bank account holder executed by the pledgor; and (ii) for each securities account pledge, (A) a statement of pledge (déclaration de nantissement) executed by the pledgor, (B) a certificate of pledge (attestation de nantissement) executed by the securities account holder and (C) registration of the pledge on the share transfer register (registre des mouvements de titres) and relevant individual shareholder’s account (compte individuel d’actionnaire) of the company whose shares are pledged).

(i)If required, powers of attorney for the French Guarantors.

(j)Legal Opinions (in each case being addressed to each Secured Party and being in form and substance reasonably satisfactory to the Administrative Agent) of (i) Weil, Gotshal & Manges (a capacity opinion in relation to the pledge agreement with respect to shares in Chesapeake France SA to be executed by Chesapeake & Sons Limited), (ii) Weil, Gotshal & Manges (a validity opinion, including in relation to the pledge agreement with respect to shares in Chesapeake France SA to be executed by Chesapeake & Sons Limited) and (iii) Latham & Watkins A.A.R.P.I (a capacity opinion).

EXHIBIT A

FORM OF
SOLVENCY CERTIFICATE

[_________] [●], 20[●]

This Solvency Certificate is being executed and delivered pursuant to Section 6(a)(iv) of that certain Fifth Amendment to Credit Agreement and Third Incremental Joinder, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified, the “Fifth Amendment”), by and among Multi Packaging Solutions Limited (f/k/a Chesapeake/MPS Merger Limited), a limited liability company incorporated under the laws of England and Wales (the “U.K. Borrower”), MPS/CSK Holdings, Inc. (f/k/a Chesapeake US Holdings Inc.), a corporation organized under the laws of Delaware (“MPS/CSK Holdings”), Multi Packaging Solutions, Inc., a corporation organized under the laws of Delaware (“MPS”), each other Loan Party party thereto, Barclays Bank PLC (“Barclays”), as sole lead arranger and sole bookrunner for the Repricing Transactions (the “Repricing Arranger”), Barclays, Citigroup Global Markets, Inc., Credit Suisse AG, London Branch and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners for the Incremental Facilities (in such capacities, the “Incremental Arrangers”, and together with the Repricing Arranger, collectively, the “Arrangers”), Barclays, as the initial Lender agreeing to provide the Additional Euro Tranche C Term Loans (including the Assigned Euro Tranche C Term Loans) and the Additional Sterling Tranche C Term Loans (including the Assigned Sterling Tranche C Term Loans) (in such capacities, the “Initial Repricing Additional Term Lender”), Barclays, as the initial lender agreeing to provide the Dollar Tranche D Term Loans (in such capacity, the “Initial Incremental Term Lender”), and Barclays, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Fifth Amendment, as applicable.

I, [_________], the [Chief Financial Officer] of the U.K. Borrower, solely in such capacity and not in an individual capacity, hereby certify that I am the [Chief Financial Officer] of the U.K. Borrower and that I am generally familiar with the businesses and assets of the U.K. Borrower and its Subsidiaries (taken as a whole), I have made such other investigations and inquiries as I have deemed appropriate, and I am duly authorized to execute this Solvency Certificate on behalf of the U.K. Borrower pursuant to the Fifth Amendment.

I further certify, solely in my capacity as [Chief Financial Officer] of the U.K. Borrower, and not in my individual capacity, as of the date hereof and after giving effect to the Transactions and the incurrence of the indebtedness and obligations being incurred in connection with the Fifth Amendment and the use of proceeds therefrom, that:

(i)the sum of the debt (including contingent liabilities) of the U.K. Borrower and its Restricted Subsidiaries, taken as a whole, does not exceed the present fair saleable value (on a going concern basis) of the assets of the U.K. Borrower and its Subsidiaries, taken as a whole;

(ii)the capital of the U.K. Borrower and its Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the U.K. Borrower and its Restricted Subsidiaries, taken as a whole, contemplated as of the date hereof; and

(iii)the U.K. Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts including current obligations beyond their ability to pay such debt as they mature in the ordinary course of business.

For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

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WEIL:\95883347\5\21151.0114

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

MULTI PACKAGING SOLUTIONS LIMITED

By:_____________
Name:
Title:  [Chief Financial Officer]

EXHIBIT B

FORM OF
ACKNOWLEDGMENT AND CONFIRMATION

[_________] [●], 20[●]

Reference is made to the Fifth Amendment to Credit Agreement and Third Incremental Joinder, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified, the “Fifth Amendment”), by and among Multi Packaging Solutions Limited (f/k/a Chesapeake/MPS Merger Limited), a limited liability company incorporated under the laws of England and Wales (the “U.K. Borrower”), MPS/CSK Holdings, Inc. (f/k/a Chesapeake US Holdings Inc.), a corporation organized under the laws of Delaware (“MPS/CSK Holdings”), Multi Packaging Solutions, Inc., a corporation organized under the laws of Delaware (“MPS”), each other Loan Party party thereto, Barclays Bank PLC (“Barclays”), as sole lead arranger and sole bookrunner for the Repricing Transactions (the “Repricing Arranger”), Barclays, Citigroup Global Markets, Inc., Credit Suisse AG, London Branch and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners for the Incremental Facilities (in such capacities, the “Incremental Arrangers”, and together with the Repricing Arranger, collectively, the “Arrangers”), Barclays, as the initial Lender agreeing to provide the Additional Euro Tranche C Term Loans (including the Assigned Euro Tranche C Term Loans) and the Additional Sterling Tranche C Term Loans (including the Assigned Sterling Tranche C Term Loans) (in such capacities, the “Initial Repricing Additional Term Lender”), Barclays, as the initial lender agreeing to provide the Dollar Tranche D Term Loans (in such capacity, the “Initial Incremental Term Lender”), and Barclays, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Fifth Amendment, as applicable.

(a) Certain provisions of the Existing Credit Agreement are being amended, restated, amended and restated, supplemented and/or modified pursuant to the Fifth Amendment, including, among other things, amendments providing for, in addition to the credit facilities provided under the Existing Credit Agreement, the Sterling Tranche C Term Facility, Euro Tranche C Term Facility, the Dollar Tranche D Term Facility and the Incremental Revolving Facility.  Each of the Loan Parties party hereto hereby agrees, with respect to each Loan Document to which it is a party, after giving effect to the Fifth Amendment:

(i) all of its obligations, liabilities and indebtedness (including, without limitation, with respect to the Sterling Tranche C Term Facility, Euro Tranche C Term Facility, the Dollar Tranche D Term Facility and the Incremental Revolving Facility under each such Loan Document, including guarantee obligations of such obligations, liabilities and indebtedness, shall remain in full force and effect on a continuous basis; and

(ii)all of the Liens and security interests created and arising under each such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, to the extent provided in such Loan Documents.

(b)THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) AND (c) OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

(c)This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(d)Each of the Loan Parties party hereto acknowledges and agrees that the Fifth Amendment and the other Loan Documents executed and delivered in connection therewith do not constitute a novation of any Obligations under the Credit Agreement or any other Loan Document.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the date first above written.

[___________________]

By:_____________________________________________________________
Name:
Title:

EXHIBIT C-1

FORM OF ELECTION

ELECTION TO FIFTH AMENDMENT

Sterling Tranche C Term Facility

ELECTION (this “Election”) to the Fifth Amendment to the Credit Agreement and Third Incremental Joinder, dated as of [●], 2016 (the “Fifth Amendment”), by and among Multi Packaging Solutions Limited (f/k/a Chesapeake/MPS Merger Limited), a limited liability company incorporated under the laws of England and Wales (the “U.K. Borrower”), MPS/CSK Holdings, Inc. (f/k/a Chesapeake US Holdings Inc.), a corporation organized under the laws of Delaware (“MPS/CSK Holdings”), Multi Packaging Solutions, Inc., a corporation organized under the laws of Delaware (“MPS”), each other Loan Party party thereto, Barclays Bank PLC (“Barclays”), as sole lead arranger and sole bookrunner for the Repricing Transactions (the “Repricing Arranger”), Barclays, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners for the Incremental Facilities (in such capacities, the “Incremental Arrangers”, and together with the Repricing Arranger, collectively, the “Arrangers”), Barclays, as the initial Lender agreeing to provide the Additional Euro Tranche C Term Loans (including the Assigned Euro Tranche C Term Loans) and the Additional Sterling Tranche C Term Loans (including the Assigned Sterling Tranche C Term Loans) (in such capacities, the “Initial Repricing Additional Term Lender”), Barclays, as the initial lender agreeing to provide the Dollar Tranche D Term Loans (in such capacity, the “Initial Incremental Term Lender”), and Barclays, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Fifth Amendment, as applicable.

The undersigned Existing Sterling Tranche B Term Lender (including in its capacity as a Sterling Tranche C Term Lender after giving effect to the conversion or purchase, as applicable, effected hereby) hereby irrevocably and unconditionally approves of and agrees as follows (check ONE option):

Cashless Settlement Option:

□to exchange 100% of the aggregate outstanding principal amount of the Existing Sterling Tranche B Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Arranger) into a Sterling Tranche C Term Loan in a like principal amount.

Post-Closing Settlement Option:

□to have 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Arranger) of the Existing Sterling Tranche B Term Loans held by such Lender repaid on the effective date of the Fifth Amendment and to purchase from the Initial Additional Term Lender Sterling Tranche C Term Loans in a like principal amount.

[Remainder of page intentionally left blank.]

[Signature Page to Election]

IN WITNESS WHEREOF, the undersigned has caused this Sterling Tranche C Election to be executed and delivered by a duly authorized officer.

Date: ________________, 20[●]

,

as a Sterling Term Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Election]

EXHIBIT C-2

FORM OF ELECTION

ELECTION TO FIFTH AMENDMENT

Euro Tranche C Term Facility

ELECTION (this “Election”) to the Fifth Amendment to the Credit Agreement and Third Incremental Joinder, dated as of [●], 2016 (the “Fifth Amendment”), by and among Multi Packaging Solutions Limited (f/k/a Chesapeake/MPS Merger Limited), a limited liability company incorporated under the laws of England and Wales (the “U.K. Borrower”), MPS/CSK Holdings, Inc. (f/k/a Chesapeake US Holdings Inc.), a corporation organized under the laws of Delaware (“MPS/CSK Holdings”), Multi Packaging Solutions, Inc., a corporation organized under the laws of Delaware (“MPS”), each other Loan Party party thereto, Barclays Bank PLC (“Barclays”), as sole lead arranger and sole bookrunner for the Repricing Transactions (the “Repricing Arranger”), Barclays, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners for the Incremental Facilities (in such capacities, the “Incremental Arrangers”, and together with the Repricing Arranger, collectively, the “Arrangers”), Barclays, as the initial Lender agreeing to provide the Additional Euro Tranche C Term Loans (including the Assigned Euro Tranche C Term Loans) and the Additional Sterling Tranche C Term Loans (including the Assigned Sterling Tranche C Term Loans) (in such capacities, the “Initial Repricing Additional Term Lender”), Barclays, as the initial lender agreeing to provide the Dollar Tranche D Term Loans (in such capacity, the “Initial Incremental Term Lender”), and Barclays, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Fifth Amendment, as applicable.

The undersigned Existing Euro Tranche B Term Lender (including in its capacity as a Euro Tranche C Term Lender after giving effect to the conversion or purchase, as applicable, effected hereby) hereby irrevocably and unconditionally approves of and agrees as follows (check ONE option):

Cashless Settlement Option:

□to exchange 100% of the aggregate outstanding principal amount of the Existing Euro Tranche B Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Arranger) into a Euro Tranche C Term Loan in a like principal amount.

Post-Closing Settlement Option:

□to have 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Arranger) of the Existing Euro Tranche B Term Loans held by such Lender repaid on the effective date of the Fifth Amendment and to purchase from the Initial Additional Term Lender Euro Tranche C Term Loans in a like principal amount.

[Remainder of page intentionally left blank.]

[Signature Page to Election]

IN WITNESS WHEREOF, the undersigned has caused this Euro Tranche C Election to be executed and delivered by a duly authorized officer.

Date: ________________, 20[●]

,

as a Euro Term Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Election]